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                                POWER OF ATTORNEY

We, the undersigned directors and officers of PACCAR Inc, a Delaware corporation (the "Company"), hereby severally constitute and appoint Mark C. Pigott our true and lawful attorney-in-fact, with full power to sign for us, and in our names in the capacities indicated below, a registration statement for additional shares on Form S-8 in connection with the PACCAR Inc 1991 Long Term Incentive Plan, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, together with any and all amendments to said registration statement, hereby ratifying and confirming our signatures as they may be signed by said attorney-in-fact to said registration statement of additional shares.

IN WITNESS WHEREOF, each of the undersigned has executed this power of attorney as of July 2, 1997.

/s/ Mark C. Pigott                        Chairman and Chief Executive Officer
-----------------------------------       (principal executive officer)
Mark C. Pigott

/s/ Michael A. Tembreull                  Vice Chairman
-----------------------------------       (principal financial officer)
Michael A. Tembreull

/s/ Richard P. Fox                        Senior Vice President
-----------------------------------       (principal accounting officer)
Richard P. Fox

/s/ John M. Fluke, Jr.                    Director
-----------------------------------
John M. Fluke, Jr.

/s/ Gerald Grinstein                      Director
-----------------------------------
Gerald Grinstein

/s/ Carl H. Hahn                          Director
-----------------------------------
Carl H. Hahn

/s/ Harold J. Haynes                      Director
-----------------------------------
Harold J. Haynes

/s/ David J. Hovind                       Director
-----------------------------------
David J. Hovind

/s/ Charles M. Pigott                     Director
-----------------------------------
Charles M. Pigott

                                           Director
-----------------------------------
James C. Pigott

/s/ John W. Pitts                         Director
-----------------------------------
John W. Pitts

/s/ Michael A. Tembreull                  Director
-----------------------------------
Michael A. Tembreull